Filed Pursuant to Rule 497(a)(1)

File No. 333-146715

Rule 482 ad

NGP Capital Resources Company Announces Exercise and Closing of Over-Allotment Option

Houston, Texas – (PRIME NEWSWIRE) – April 25, 2008 – NGP Capital Resources Company (NASDAQ: NGPC) (the “Company”) today announced that the underwriters in the Company’s recent public offering have exercised a portion of the over-allotment option granted in connection with the Company’s recent public offering and have purchased an additional 386,388 shares of the Company’s common stock at a price per share of $16.00, less underwriting discounts and commissions, raising approximately an additional $5.8 million in net proceeds. This exercise of the over-allotment option brings the total net proceeds of the offering to approximately $61.6 million. A shelf registration statement relating to the sale of shares in this offering has been filed with the Securities and Exchange Commission and has become effective.

The underwriters for the offering were Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated and BB&T Capital Markets, a division of Scott & Stringfellow, Inc. A total of 168,612 shares remain available for purchase under the underwriters’ over-allotment option during the remainder of the 30-day term.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. This and other information can be found in the Company’s prospectus supplement, dated April 9, 2008, and the prospectus dated December 14, 2007, which have been filed with the Securities and Exchange Commission and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering, nor shall there be any sales of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A copy of the prospectus for this offering may be obtained from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attn: Equity Syndicate or pat.woolley@raymondjames.com.

About NGP Capital Resources Company

NGP Capital Resources Company is a closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally invested in energy related private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured and mezzanine loans in furtherance of its business plan and in some instances receives equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management. NGP Energy Capital Management, based in Irving, Texas, is a leading investment firm with $9.3 billion of cumulative capital under management since inception, serving all sectors of the energy industry.

This press release may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

CONTACT:	Steve Gardner
713-752-0062